SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2005

LKQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

120 North LaSalle Street, Suite 3300
Chicago, IL 60602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 621-1950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On December 31, 2005, we entered into a Purchase Agreement and two Contingent Payment Agreements in connection with the acquisition of Fit-Rite Body Parts, Inc. and its affiliated companies (“Fit-Rite”).  The transaction is described in more detail in Item 2.01 below, which description is incorporated herein by reference.

Item 2.01                                             Completion of Acquisition or Disposition of Assets

On December 31, 2005, we acquired Fit-Rite, a group of companies that operate in the aftermarket collision automotive replacement parts business.  Pursuant to a Purchase Agreement dated as of December 31, 2005 among Elias Hawa, Sabah Hawa and Fouad Pouyafar (the shareholders of Fit-Rite) and us, we paid for the acquisition approximately $34.0 million in cash and certain assumed liabilities and $3.0 million in two-year 3.5% promissory notes.  In addition, we entered into two Contingent Payment Agreements with the shareholders of Fit-Rite pursuant to which we are obligated to pay the shareholders up to an additional $9.0 million in cash based on the achievement of certain financial results of our aftermarket business over the next thirty months.

Copies of the Purchase Agreement, the First Contingent Payment Agreement and the Second Contingent Payment Agreement are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference.  On January 3, 2006, we issued a press release announcing the Fit-Rite acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

In accordance with Regulation S-X, no financial statements of the business acquired are required to be filed.

(b) Pro forma financial information.

In accordance with Regulation S-X, no pro forma financial information is required to be furnished.

(c) Exhibits

Exhibit
Number	Description of Exhibit
2.1	Purchase Agreement dated as of December 31, 2005 by and among LKQ Corporation, Elias Hawa, Sabah Hawa, and Fouad Pouyafar.
2.2	First Contingent Payment Agreement dated as of December 31, 2005 by and among LKQ Corporation, Elias Hawa, Sabah Hawa, and Fouad Pouyafar.
2.3	Second Contingent Payment Agreement dated as of December 31, 2005 by and among LKQ Corporation, Elias Hawa, Sabah Hawa, and Fouad Pouyafar.
99.1	Press Release dated January 3, 2006 of LKQ Corporation announcing its acquisition of Fit-Rite Body Parts, Inc. and its affiliated companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKQ Corporation

Date: January 5, 2006	By:	/s/ VICTOR M. CASINI
Victor M. Casini
Vice President and General Counsel